Exhibit 99.1
FIRST AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) made as of the 16th day of May, 2008, by and among AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP, a Maryland limited partnership (“Borrower”), AMERICAN CAMPUS COMMUNITIES, INC., a Maryland corporation (“Parent Guarantor”), THE OTHER ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS GUARANTORS (the “Subsidiary Guarantors”; the Parent Guarantor and the Subsidiary Guarantors are hereinafter referred to collectively as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the “Administrative Agent”) for the Lenders.
WITNESSETH:
     WHEREAS, Borrower, Guarantors, Administrative Agent and the Lenders then parties thereto entered into that certain First Amended and Restated Credit Agreement dated as of August 17, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, Borrower has further requested that the Administrative Agent and the Lenders accept an Additional Borrowing Base Property which does not satisfy all of the Borrowing Base Property Conditions; and
     WHEREAS, the Administrative Agent and the Lenders have agreed to accept such Additional Borrowing Base Property subject to the execution and delivery by Borrower and Guarantors of this Amendment.
     NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
     1. Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
     2. Modification of the Credit Agreement. Borrower, the Lenders and Administrative Agent do hereby modify and amend the Credit Agreement as follows:
          (a) By adding the following definitions to Section 1.01 of the Credit Agreement:
“ACC OP (Village At Newark) LLC” means ACC OP (Village At Newark) LLC, a Delaware limited liability company.

“GCT Portfolio” means the portfolio of 64 wholly-owned student housing properties as well as minority interests in 8 properties held in 2 existing joint ventures, which Borrower proposes to acquire from GMH Communities Trust.
“Hampton Roads Joint Venture” means Hampton Roads PPV, LLC, a joint venture between Hunt Development Group of El Paso, Texas, a subsidiary of Borrower and the Department of the Navy, which joint venture will develop, own and operate the Hampton Roads Unaccompanied Housing Privatization at Camp Allen and Camp Elmore in Norfolk, Virginia, and at a five acre site located in the city of Newport News, Virginia..
“Material Acquisition” means the acquisition of the GCT Portfolio by Borrower.
“NJIT Distribution Percentage” means as of any date of determination, the percentage of the cash which would be distributed to ACC OP (Village At Newark) LLC pursuant to the terms of the operating agreement of Village At Newark Urban Renewal, LLC, assuming a hypothetical cash distribution following a sale of assets of Village At Newark Urban Renewal, LLC. The amount available for such distribution shall be an amount equal to (A) the Net Operating Income (without any adjustment based upon the NJIT Distribution Percentage) of Village At Newark Urban Renewal, LLC divided by (B) the Capitalization Rate. The NJIT Distribution Percentage shall be an amount equal to the quotient obtained by dividing (x) the total cash that would be distributed to ACC OP (Village At Newark) LLC in connection with such distribution by (y) the total amount of cash that would be distributed as a result of such sale.
“NJIT Allocable Net Operating Income” means, as of any date of determination, an amount equal to (A) the Net Operating Income from the Student Housing Property owned by Village At Newark Urban Renewal, LLC (without any adjustment based upon the NJIT Distribution Percentage) multiplied by (B) the NJIT Distribution Percentage as of the end of the most recently-ended fiscal quarter.
“NJIT Allocable Book Value” means, as of any date of determination, an amount equal to (A) the undepreciated book value of the Student Housing Property owned by Village At Newark Urban Renewal, LLC multiplied by (B) the NJIT Distribution Percentage as of the end of the most recently ended fiscal quarter.
“Village at Newark Urban Renewal, LLC” means Village at Newark Urban Renewal, LLC, a Delaware limited liability company.
          (b) By deleting in their entirety the definitions of “Distribution Percentage”, “SUNY Allocable Net Operating Income” and “SUNY Allocable Book Value”, appearing in Section 1.01 of the Credit Agreement, and inserting in lieu thereof the following:
“SUNY Allocable Book Value” means, as of any date of determination, an amount equal to (A) the undepreciated book value of the Student Housing Property owned by 1772 Sweet Home Road, LLC multiplied by (B) the SUNY Distribution Percentage as of the end of the most recently ended fiscal quarter.

“SUNY Allocable Net Operating Income” means as any date of determination, an amount equal to (A) the Net Operating Income from the Student Housing Property owned by 1772 Sweet Home Road, LLC (without any adjustment based upon the SUNY Distribution Percentage) multiplied by (B) the SUNY Distribution Percentage as of the end of the most recently-ended fiscal quarter.
“SUNY Distribution Percentage” means as of any date of determination, the percentage of the cash which would be distributed to ACC OP Sweet Home LLC pursuant to the terms of the operating agreement of 1772 Sweet Home Road, LLC, assuming a hypothetical cash distribution following a sale of assets of 1772 Sweet Home Road, LLC. The amount available for such distribution shall be an amount equal to (A) the Net Operating Income (without any adjustment based upon the SUNY Distribution Percentage) of 1772 Sweet Home Road, LLC divided by (B) the Capitalization Rate. The SUNY Distribution Percentage shall be an amount equal to the quotient obtained by dividing (x) the total cash that would be distributed to ACC OP Sweet Home LLC in connection with such distribution by (y) the total amount of cash that would be distributed as a result of such sale.
          (c) By inserting the following at the end of the definition of “Borrowing Base Property Conditions”, appearing in Section 1.01 of the Credit Agreement:
“Furthermore, with respect to the Student Housing Property owned by Village At Newark Urban Renewal, LLC, the following conditions shall apply, each of which shall be established to the satisfaction of the Administrative Agent: (i) such Student Housing Property is 100% owned by Village At Newark Urban Renewal, LLC; (ii) ACC OP (Village At Newark) LLC shall be a Subsidiary Guarantor; (iii) ACC OP (Village At Newark) LLC shall be the managing member of Village At Newark Urban Renewal, LLC and shall retain control of all decisions relating to the financing, sale, leasing and management of the Student Housing Property owned by Village At Newark Urban Renewal, LLC (subject to the limits in clauses (ix) and (x) of the definition of “Major Decisions” in the Amended and Restated Limited Liability Company Agreement of Village At Newark Urban Renewal, LLC effective as of August 2, 2005, which provisions limit the leveraging of such Student Housing Property above 80% of the value of such Student Housing Property and material additions or changes to such Student Housing Property); and (iv) Village At Newark Urban Renewal, LLC shall have no Debt.”
          (d) By inserting the following at the end of the definition of “Borrowing Base Qualification Documents”, appearing in Section 1.01 of the Credit Agreement:
“With respect to the Student Housing Property owned by Village At Newark Urban Renewal, LLC, ACC OP (Village At Newark) LLC shall become a Subsidiary Guarantor and shall deliver to Administrative Agent the documents described in clause (c) above together with such certified copies of the operating agreement of Village At Newark Urban Renewal, LLC, certificates of good standing and other matters with respect to Village At Newark Urban Renewal, LLC as Administrative Agent may reasonably require.”

          (e) By deleting in its entirety the definition of “Capitalization Rate” appearing in Section 1.01 of the Credit Agreement and inserting in lieu thereof the following definition:
     “Capitalization Rate” means 7.50%.
          (f) By inserting the following sentence at the end of the definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement: “Notwithstanding the foregoing, Consolidated EBITDA shall exclude the non-recurring compensation expenses related to awards granted under the Parent Guarantor’s 2004 incentive award plan.”
          (g) By deleting in its entirety the definition of “Consolidated Subsidiaries” appearing in Section 1.01 of the Credit Agreement and inserting in lieu thereof the following:
“Consolidated Subsidiaries” means, collectively, all Subsidiaries of the Parent Guarantor other than (a) the On-Campus Participating Entities and their Subsidiaries and (b) Hampton Roads Joint Venture (subject to the terms of Section 5.01(p)).
          (h) By inserting the following at the end of the definition of “Consolidated Total Asset Value”, appearing in Section 1.01 of the Credit Agreement:
“Notwithstanding the foregoing, the Real Estate Assets consisting of the GCT Portfolio acquired by Borrower or one of its Consolidated Subsidiaries shall be valued at undepreciated book value until such Real Estate Assets have been owned by a Consolidated Entity for more than eight full fiscal quarters.”
          (i) By deleting the last sentence of the definition of “Funds from Operations” appearing in Section 1.01 of the Credit Agreement, and inserting in lieu thereof the following:
“Notwithstanding the foregoing, Funds from Operations shall exclude the non-recurring compensation expenses related to awards granted under the Parent Guarantor’s 2004 incentive award plan.”
          (j) By inserting the following at the end of the definition of “Net Operating Income”, appearing in Section 1.01 of the Credit Agreement:
“Following the calculation of the NJIT Allocable Net Operating Income, then for purposes of determining the Capitalized Value and the Implied Mortgage Amount with respect to the Student Housing Property owned by Village At Newark Urban Renewal, LLC, the NJIT Allocable Net Operating Income shall be utilized instead of the Net Operating Income from such Student Housing Property.”
          (k) By inserting the following at the end of the definition of “Subsidiary”, appearing in Section 1.01 of the Credit Agreement:
“Village At Newark Urban Renewal, LLC is also a Subsidiary of Loan Parties.”

          (l) By deleting in its entirety the definition of “Unconsolidated Entity” appearing in Section 1.01 of the Credit Agreement, and inserting in lieu thereof the following:
“Unconsolidated Entity” means, as of any date of determination, any Person in which the Parent Guarantor or any of its Subsidiaries holds an Investment and whose financial results would not be consolidated under GAAP with the financial results of the Parent Guarantor and its Subsidiaries if consolidated financial statements of the Parent Guarantor and its Subsidiaries were prepared as of such date. Subject to the terms of Section 5.01(p), Hampton Roads Joint Venture shall not be deemed an Unconsolidated Entity.
          (m) By inserting the following at the end of the definition of “Unencumbered Property Value,” appearing at Section 1.01 of the Credit Agreement:
“Furthermore, if the Unencumbered Property Value of the Borrowing Base Asset owned by Village At Newark Urban Renewal, LLC shall be determined pursuant to clause (ii) above, then such value shall be determined based upon the NJIT Allocable Book Value instead of the undepreciated book value of such Property.”
          (n) By inserting the following as new Section 4.01(cc) of the Credit Agreement:
     “(cc) Hampton Roads Joint Venture. None of the Consolidated Entities (i) is directly or indirectly liable, contingently or otherwise, with respect to any Debt of Hampton Roads Joint Venture, or (ii) has any obligation, direct or indirect, contingent or otherwise, to make any additional Investment in Hampton Roads Joint Venture.”
          (o) By deleting the first sentence of Section 4.01(y)(i) of the Credit Agreement, and inserting in lieu thereof the following:
“The Loan Parties, or with respect to the Student Housing Property owned by 1772 Sweet Home Road, LLC and Village At Newark Urban Renewal, LLC, 1772 Sweet Home Road, LLC and Village At Newark Urban Renewal, LLC, respectively, are the legal and beneficial owners of the Borrowing Base Properties free and clear of any Lien, except for Permitted Liens described in clauses(a), (b), (d) and (e) of the definition of “Permitted Liens”.”
          (p) By inserting the following paragraph as Section 5.01(p) of the Credit Agreement:
     “(p) Hampton Roads Joint Venture. Promptly notify the Administrative Agent in the event of any change in the structure, investment, return or other rights and obligations of Borrower or its Subsidiaries with respect to the Hampton Roads Joint Venture. In the event of any such change, Hampton Roads Joint Venture may, at the discretion of the Administrative Agent, be considered a Consolidated Subsidiary or Unconsolidated Entity, as applicable, as determined by Administrative Agent.”

          (q) By deleting in its entirety Section 5.02(b)(iii) of the Credit Agreement, and inserting in lieu thereof the following:
     “(iii) In the case of the Parent Guarantor,
     (A)(1) Debt under the Loan Documents and (2) Debt under a senior secured term loan agreement among Borrower, Administrative Agent and the other parties thereto in an aggregate principal amount not to exceed $300,000,000,
          (B) Obligations under any Customary Carve-Out Agreements related to Non-Recourse Debt permitted under Section 5.02(b)(ii)(E), and
          (C) Debt in respect of Completion Guaranties;”
          (r) By deleting the last sentence of Section 5.03(d) of the Credit Agreement, and inserting in lieu thereof the following:
“In addition, at all times that the Student Housing Property owned by 1772 Sweet Home Road, LLC or Village At Newark Urban Renewal, LLC is a Borrowing Base Property, then together with the Borrowing Base Certificate, Borrower shall deliver to Administrative Agent a calculation of (x) the SUNY Distribution Percentage, the SUNY Allocable Book Value and the SUNY Allocable Net Operating Income and (y) the NJIT Distribution Percentage, the NJIT Allocable Book Value and the NJIT Allocable Net Operating Income, as applicable, which calculation shall be in form and substance reasonably satisfactory to Administrative Agent and shall be certified by the Chief Financial Officer (or person performing similar functions) of the Parent Guarantor.”
          (s) By deleting in its entirety Section 5.04(f) of the Credit Agreement and inserting in lieu thereof the following:
     “(f) Maximum Secured Debt: Maintain, as of the last day of each fiscal quarter of the Parent Guarantor, a ratio of Secured Debt to Consolidated Total Asset Value of not more than 55%; provided that, in connection with a Material Acquisition otherwise permitted under this Agreement, the ratio of Secured Debt to Consolidated Total Asset Value may increase to sixty percent (60%) for a period not to exceed the four (4) consecutive full fiscal quarters ending immediately following the closing of such acquisition .”
     3. Approval of Additional Borrowing Base Properties. Subject to satisfaction of the terms of the Credit Agreement, as amended by this Amendment, the Administrative Agent and the Required Lenders agree that the Student Housing Property owned by Village At Newark Urban Renewal, LLC may become a Borrowing Base Property. Borrower and Guarantors acknowledge that such Student Housing Property shall be subject to all requirements, conditions, representations and covenants applicable to the Borrowing Base Properties. In connection with the execution of this Amendment, Borrower has delivered to Administrative Agent the documents required under Borrowing Base Qualification Documents with respect to such property becoming an Additional Borrowing Base Property.

     4. References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.
     5. Acknowledgment of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein or in any other documents delivered in connection herewith, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms, and that the execution and delivery of this Amendment and any other documents in connection therewith do not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or Guarantors’ obligations under the Loan Documents.
     6. Representations and Warranties. Borrower and Guarantors represent and warrant to Administrative Agent and the Lenders as follows:
          (a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, the Borrower or any of the Guarantors or any of their respective properties or to which the Borrower or any of the Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of the Borrower or any of the Guarantors, other than the liens and encumbrances created by the Loan Documents.
          (b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
          (c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.
          (d) Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

     7. Increase of Revolving Credit Commitment. In accordance with Section 2.16 of the Credit Agreement, Borrower has requested that the Lenders increase the Revolving Credit Commitment to the sum of One Hundred Sixty Million and No/100 Dollars ($160,000,000.00). In connection therewith, Borrower has executed and delivered replacement Notes to such Lenders that have acquired the increase in the Revolving Credit Commitment (each such Lender’s Note to be in the amount of its Revolving Credit Commitment reflected on Schedule I attached hereto), and Borrower has paid to the Administrative Agent and such increasing Lenders such fees as are due and payable to the Administrative Agent and such Lenders in connection therewith, which fees are fully earned and nonrefundable under any circumstances. The Lenders have made such adjustments to the outstanding Loans of such Banks so that after giving effect to such increase, the outstanding Loans are consistent with their pro rata share. Schedule I to the Credit Agreement is hereby replaced in its entirety with Schedule I attached hereto. The increase in the Revolving Credit Commitment to be effected by this Amendment shall be the first of two such increases permitted by the Credit Agreement.
     8. No Default. By execution hereof, the Borrower and Guarantors certify that Borrower and each of the Guarantors is and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.
     9. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Administrative Agent or any Lender Party, or any past or present officers, agents or employees of Administrative Agent or any Lender Party, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
     10. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.
     11. Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon (a) the execution and delivery of this Amendment by Borrower, Guarantors, Administrative Agent and the Required Lenders, (b) the delivery to Administrative Agent of a Borrowing Base Certificate, (c) delivery to the Administrative Agent of the Borrowing Base Qualification Documents for the Borrowing Base Property owned by Village At Newark Urban Renewal, LLC and (d) the execution and delivery of the new Note to each of the Lenders acquiring the increase in the Revolving Credit Commitment as contemplated by Section 7 above. The Borrower will pay the reasonable fees and expenses of Administrative Agent in connection with this Amendment.
     12. Amendment as Loan Document. This Amendment shall constitute a Loan Document.

     13. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
     14. MISCELLANEOUS. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES . This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
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     IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER: AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP By: AMERICAN CAMPUS COMMUNITIES HOLDINGS LLC, its general partner By: AMERICAN CAMPUS COMMUNITIES, INC., its sole member
By:
Name:
Title:

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GUARANTORS: AMERICAN CAMPUS COMMUNITIES, INC.
By:
Name:
Title:

AMERICAN CAMPUS COMMUNITIES HOLDINGS LLC By: AMERICAN CAMPUS COMMUNITIES, INC., its sole member
By:
Name:
Title:

RAP STUDENT HOUSING PROPERTIES LLC
By:
Name:
Title:

RSVP—ACT, LLC By: RAP STUDENT HOUSING PROPERTIES LLC, its sole member
By:
Name:
Title:

TITAN INVESTMENTS II LLC
By:
Name:
Title:

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AMERICAN CAMPUS—TITAN II, LLC By: RSVP—ACT, LLC, its managing member By: RAP STUDENT HOUSING PROPERTIES LLC, its sole member
By:
Name:
Title:

ACT—VILLAGE AT TEMPLE LLC By: AMERICAN CAMPUS—TITAN II, LLC, its sole member By: RSVP—ACT, LLC, its managing member By: RAP STUDENT HOUSING PROPERTIES LLC, its sole member
By:
Name:
Title:

RFG CAPITAL GROUP, LLC By: RAP STUDENT HOUSING PROPERTIES LLC, its sole member
By:
Name:
Title:

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RFG CAPITAL MANAGEMENT PARTNERS, L.P. By: RAP STUDENT HOUSING PROPERTIES LLC, its general partner
By:
Name:
Title:

RFG—CMP THE VILLAGE ON UNIVERSITY LLC By: RFG CAPITAL MANAGEMENT PARTNERS, L.P., its sole member By: RAP STUDENT HOUSING PROPERTIES LLC, its general partner
By:
Name:
Title:

SHP—THE VILLAGE ON UNIVERSITY LLC
By:
Name:
Title:

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RFG—CMP THE VILLAGE AT SCIENCE DRIVE, LLC By: RFG CAPITAL MANAGEMENT PARTNERS, L.P., its sole member By: RAP STUDENT HOUSING PROPERTIES LLC, its general partner
By:
Name:
Title:

SHP—THE VILLAGE AT SCIENCE DRIVE, LLC
By:
Name:
Title:

RFG—CMP ACT LLC
By:
Name:
Title:

SHP—ACT LLC
By:
Name:
Title:

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AMERICAN CAMPUS—TITAN LLC By: SHP—ACT LLC, its managing member
By:
Name:
Title:

ACT—VILLAGE AT FRESNO STATE, LLC
By:	AMERICAN CAMPUS—TITAN LLC, its sole member
By:	SHP—ACT LLC, its managing member
By:
Name:
Title:

ACC OP SWEET HOME LLC
By:
Name:
Title:

ACC OP (VILLAGE AT NEWARK) LLC
By:
Name:
Title:

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LENDERS: KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent, Swing Line Bank and Issuing Bank
By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:
Name:
Title:

By:
Name:
Title:

CITICORP NORTH AMERICA, INC.
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:

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PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

BANK OF AMERICA, N.A.
By:
Name:
Title: